Exhibit 10.1

SECOND AMENDMENT

                            SECOND AMENDMENT, dated as of September 23, 2004 (this “Second Amendment”), to the Amended and Restated Credit Agreement, dated as of June 30, 2003 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CONMED Corporation, a New York corporation, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

                            WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

                            WHEREAS, The Borrower has requested that the Credit Agreement be amended, among other things, (i) to provide for the Bard Endoscopic Acquisition (as defined herein) and (ii) to effect certain other related amendments to the Credit Agreement;

                            WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

                            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

                            SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

                           SECTION 2. Amendments to Section 1.1 (Definitions). (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in alphabetical order:

           “Bard Endoscopic Acquistion”: the acquisition of the endoscopic technology product line of C.R. Bard, Inc., a New Jersey corporation, and related assets for aggregate consideration not to exceed $90,000,000.

           “Cash Settlement”: cash payments in an aggregate amount not to exceed $150,000,000 due and payable to the holders of the Convertible Subordinated Notes upon occurrence of Conversions in accordance with the terms of the Convertible Notes Indenture.

           “Consolidated Total Tangible Assets” means as of any date of determination thereof, the aggregate consolidated net book value of the assets of the Borrower and its Subsidiaries (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, permits, goodwill and other similar intangible assets properly classified as such in accordance with GAAP) after all appropriate adjustments in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization).

           “Conversion”: any conversion of the Convertible Subordinated Notes, in accordance with the terms of the Convertible Notes Indenture, into cash and, if applicable, shares of common stock of the Borrower.

“Convertible Notes Indenture”: the indenture governing the Convertible Subordinated Notes.

           “Convertible Subordinated Notes”: a single issuance of unsecured Indebtedness of the Borrower in an aggregate principal amount not to exceed $150,000,000 which (i) under certain circumstances are convertible at the option of any holder into an amount of cash not to exceed $150,000,000 in the aggregate and, if applicable, shares of common stock of the Borrower, (ii) other than as set forth in the foregoing clause (i), qualifies as Permitted Subordinated Indebtedness and (iii) is on terms and conditions reasonably satisfactory to the Administrative Agent.

(i) The definition of “Available Excess Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended by:

(ii) inserting the number “(i)” in front of the term “Permitted Subordinated Indebtedness” in subclause (z) thereof and

(iii) inserting the phrase “and (ii) the Convertible Subordinated Notes (for the avoidance of doubt, excluding the Cash Settlement)” at the end thereof.

(iv) The definition of “Excess Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended by:

(v) adding the following new subclause (ix):

“and (ix) the aggregate amount paid by the Borrower in respect of the Cash Settlement (other than with the proceeds of Permitted Subordinated Debt or Revolving Credit Loans).”;

(vi) by deleting the word “and” at the end of subclause (vii) thereof and inserting, in lieu thereof, a comma; and

(vii) by deleting the period at the end of subclause (viii) thereof.

                             (c) The definition of “Permitted Business Acquisition” in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “domestic” therefrom.

                             SECTION 3. Amendments to Section 7.1(a) (Financial Condition Covenants—Consolidated Leverage Ratio). Section 7.1(a) of the Credit Agreement is hereby amended by deleting from the chart set forth therein the references to each fiscal quarter ending on or after September 30, 2004 and the corresponding Consolidated Leverage Ratio for such fiscal quarters and inserting, in lieu thereof, the following:

“Fiscal Quarter	Consolidated Leverage Ratio

September 30, 2004 to
September 30, 2005	3.50 to 1.00
December 31, 2005 and
thereafter	3.25 to 1.00”

                             SECTION 4. Amendment to Section 7.2 (Limitation on Indebtedness). Section 7.2 of the Credit Agreement is hereby amended as follows:

                            (a) by adding the following new subsection (p):

                             “and (p) the Convertible Subordinated Notes, provided that on the date of issuance the Borrower and its Subsidiaries are in compliance with the financial covenant contained in Section 7.1(a), computed on a pro forma basis as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available.”

                             (b) by deleting the period from the end of subsection (o) and inserting in lieu thereof a semicolon; and

                            (c) by deleting the word “and” from the end of existing subsection (n).

                             SECTION 5. Amendment to Section 7.5(e) (Limitation on Sales of Assets). Section 7.5(e) of the Credit Agreement is hereby amended by deleting subclause (y) thereof and inserting, in lieu thereof, the following new subclause (y):

“(y) the aggregate fair market value of such Property since the Closing Date does not exceed 10.0% of the Consolidated Total Tangible Assets”.

                             SECTION 6. Amendments to Section 7.6 (Limitation on Dividends). Section 7.6 of the Credit Agreement is hereby amended as follows:

                             (a) by adding the following new subclause (e):

“(e) additional redemptions of Capital Stock using proceeds of the issuance of the Convertible Subordinated Notes in an aggregate amount not to exceed $25,000,000; and”;

                             (b) by adding the following new subclause (f):

“(f) the Cash Settlement.”;

                            (c) by deleting the number “$5,000,000” in existing subsection (d) and inserting in lieu thereof the number “$25,000,000”;

                            (d) by deleting the period from the end of subsection (d) and inserting in lieu thereof a semicolon; and

                            (e) by deleting the word “and” from the end of existing subsection (c).

                            SECTION 7. Amendments to Section 7.8 (Limitation on Investments, Loans and Advances). Section 7.8 of the Credit Agreement is hereby amended as follows:

                            (a) by deleting subclause (y) of subsection (i) and inserting, in lieu thereof, the following new subclause (y):

                     “(y) the aggregate amount of all investments in such Foreign Subsidiaries (other than investments in accordance with Section 7.8(l)) shall not exceed $50,000,000 since the Closing Date (plus any Available Excess Cash Flow) minus the aggregate principal amount of any Indebtedness of any Foreign Subsidiary at any such time outstanding in accordance with Section 7.2(k), provided that any such investment that constitutes Indebtedness shall be represented by a note or similar instrument and pledged pursuant to Section 6.9 and the Guarantee and Collateral Agreement;”;

(i) by inserting the phrase “, loans or advances” after each occurrence of the word “investments” in Section 7.8(j);

                            (b) by inserting the following new subsection (l):

                     “(l) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower and any Subsidiary may make investments in, or create, any Wholly-Owned Foreign Subsidiary (by way of capital contribution or otherwise) for the purpose of making acquisitions in accordance with Section 7.8(k), provided that (i) a binding Contractual Obligation with a counterparty other than an Affiliate of the Borrower to make such acquisition is in effect at the time of such investment and (ii) such acquisition is consummated in accordance with Section 7.8(k) within five Business Days of such investment or, if such acquisition is not so consummated, then within eight Business Days of such investment such contribution is reversed; and”;

                            (c) by inserting the following new subsection (m):

“(m) so long as it qualifies as a Permitted Business Acquisition, the Bard Endoscopic Acquisition.”;

                            (d) by deleting the word “and” from the end of subsection (j); and

(i) by deleting the period from the end of subsection (k) and inserting in lieu thereof a semicolon.

                            SECTION 8. Amendments to Section 7.9 (Limitation on Optional Payments and Modifications of Debt Instruments). Section 7.9 of the Credit Agreement is hereby amended as follows:

                            (a) inserting the following new subsection (d):

                     “(d) make or offer to make any payment, prepayment, repurchase or redemption of or otherwise defease or segregate funds with respect to the Convertible Subordinated Notes (other than scheduled interest payments required to be made in cash), other than (i) with Net Cash Proceeds of the sale or issuance of Capital Stock or Permitted Subordinated Indebtedness by the Borrower or any of its Subsidiaries which remain available after application of the required percentage of such Net Cash Proceeds to the prepayment of the Term Loans in accordance with Section 2.12(a)(i), if required thereunder or (ii) if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the payment of the Cash Settlement in connection with any Conversion; or”;

                            (b) inserting the following new subsection (e):

                     “(e) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to the Convertible Subordinated Notes (i) which amends or modifies the subordination provisions contained therein; (ii) which shortens the fixed maturity, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of such Convertible Subordinated Notes, or increases the amount of, or accelerates the time of payment of, any fees payable in connection therewith; (iii) which increases the amount or shortens the time of payment of the Cash Settlement; (iv) which relates to the affirmative or negative covenants, events of default or remedies under the documents or instruments evidencing such Indebtedness and the effect of which is to subject the Borrower or any of its Subsidiaries, to any more onerous or more restrictive provisions; or (v) which otherwise adversely affects the interests of the Lenders as senior creditors or the interests of the Lenders under this Agreement or any other Loan Document in any respect.”

                            (c) by deleting the word “or” from the end of subsection (b); and

                            (d) by deleting the period from the end of subsection (c) and inserting, in lieu thereof, a semicolon.

                            SECTION 9. Representations and Warranties. (a) The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement. The Borrower represents and warrants that, after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

                            (b) The Borrower hereby represents and warrants that the unaudited consolidated balance sheet of the Borrower as at June 30, 2004, and the related unaudited consolidated statements of income and cash flows for the six-month period ended on such date, present fairly the consolidated financial position of the Borrower as at such date, and the consolidated results of its operations and its consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and any notes thereto (except as contemplated by GAAP or in the case of any notes to the financial statements dated as of June 30, 2004), have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

                            SECTION 10. Effectiveness. This Second Amendment shall become effective as of the date set forth above (the “Second Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

                            (a) Second Amendment. The Administrative Agent shall have received this Second Amendment executed and delivered by the Administrative Agent, the Borrower and Lenders party to the Credit Agreement constituting the “Required Lenders” thereunder.

                            (b) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or before the Second Amendment Effective Date (including, for the avoidance of doubt, all amendment fees payable to consenting Lenders), and all expenses required to be paid on or before the Second Amendment Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel, on or before the Second Amendment Effective Date.

                            (c) Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.

                            (d) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Second Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments.

                            SECTION 11. Continuing Effect of the Credit Agreement. This Second Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                            SECTION 12. Counterparts. This Second Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

                            SECTION 13. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            SECTION 14. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Second Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

[rest of page intentionally left blank]

                            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONMED CORPORATION

By:	/s/ Robert D. Shallish, Jr. ———————————————— Name: Robert D. Shallish, Jr. Title: Vice President

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:	/s/ Frederick K. Miller ———————————————— Name: Frederick K. Miller Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

AIB DEBT MANAGEMENT, LIMITED

By:	/s/ Joseph Augustini ———————————————— Name: Joseph Augustini Title: Vice President Investment Advisor

AIB DEBT MANAGEMENT, LIMITED

By:	/s/ Roisin O’Connell ———————————————— Name: Roisin O’Connell Title: Assistant Vice President Investment Advisor

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

AIM FLOATING RATE FUND
By:	INVESCO SENIOR SECURED MANAGEMENT, INC. As Sub-Adviser

By:	/s/ Thomas H. B. Ewald ———————————————— Name: Thomas H. B. Ewald Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

AMMC CDO II, LIMITED
By:	AMERICAN MONEY MANAGEMENT CORP., as Collateral Manager

By:	/s/ David P. Meyer ———————————————— Name: David P. Meyer Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

APEX (IDM) CDO I, LTD.
BABSON CLO, LTD 2003-I
ELC (CAYMAN) LTD.
ELC (CAYMAN) LTD. CDO SERIES 1999-I
ELC (CAYMAN) LTD. 1999-II
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2000-I
SUFFIELD CLO, LIMITED
TRYON CLO LTD. 2000-I
By:	BABSON CAPITAL MANAGEMENT LLC as Collateral Manager

By:	/s/ William A. Hayes ———————————————— Name: William A. Hayes Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
By:	ING CAPITAL ADVISORS LLC, as Collateral Manager

By:	/s/ Michael J. Campbell ———————————————— Name: Michael J. Campbell Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

ARES VI CLO LTD.
By:	ARES CLO MANAGEMENT VI, L.P. Investment Manager

By:	ARES CLO GP VI, LLC Its Managing Member

By:	/s/ Jeff Moore ———————————————— Name: Jeff Moore Title: Vice President

ARES VII CLO LTD.
By:	ARES CLO MANAGEMENT VII, L.P., Investment Manager

By:	ARES CLO GP VII, LLC, Its General Partner

By:	/s/ Jeff Moore ———————————————— Name: Jeff Moore Title: Vice President

ARES VIII CLO LTD.
By:	ARES CLO MANAGEMENT VIII, L.P., Investment Manager

By:	ARES CLO GP VIII, LLC, Its General Partner

By:	/s/ Jeff Moore ———————————————— Name: Jeff Moore Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

AURUM CLO 2002-1 LTD
By:	COLUMBIA MANAGEMENT ADVISORS, INC. As Investment Manager

By:	/s/ Colleen Cunniffe ———————————————— Name: Colleen Cunniffe Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

AVALON CAPITAL LTD.
By:	INVESCO SENIOR SECURED MANAGEMENT, INC. As Portfolio Advisor

By:	/s/ Thomas H.B. Ewald ———————————————— Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

AVALON CAPITAL LTD. 2
By:	INVESCO SENIOR SECURED MANAGEMENT, INC. As Portfolio Advisor

By:	/s/ Thomas H.B. Ewald ———————————————— Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

BANK LEUMI USA

By:	/s/ John Koenigsberg ———————————————— Name: John Koenigsberg Title: FVP

By:	/s/ Glenn D. Kreutzer ———————————————— Name: Glenn D. Kreutzer Title: AT

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

BANK OF MONTREAL

By:	/s/ S. Valia ———————————————— Name: S. Valia Title: MD

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

BIG SKY SENIOR LOAN FUND, LTD.
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

BILL & MELINDA GATES FOUNDATION
By:	BABSON CAPITAL MANAGEMENT LLC as Investment Adviser

By:	/s/ William A. Hayes ———————————————— Name: William A. Hayes Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

BRYN MAWR CLO, LTD.
By:	DEERFIELD CAPITAL MANAGEMENT, LLC As its Collateral Manager

By:	/s/ Dale Burrow ———————————————— Name: Dale Burrow Title: Senior Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

CALYON NEW YORK BRANCH

By:	/s/ Charles Heidsieck ———————————————— Name: Charles Heidsieck Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

CARLYLE HIGH YIELD PARTNERS II, LTD.

By:	/s/ Linda Pace ———————————————— Name: Linda Pace Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

CARLYLE LOAN OPPORTUNITY FUND

By:	/s/ Linda Pace ———————————————— Name: Linda Pace Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

CENTURION CDO II, LTD.
By:	AMERICAN EXPRESS ASSET MANAGEMENT GROUP, INC. as Collateral Manager

By:	/s/ Robin C. Stancil ———————————————— Name: Robin C. Stancil Title: Supervisor- Fixed Income Support Team

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

CENTURION CDO VI, LTD.
By:	AMERICAN EXPRESS ASSET MANAGEMENT GROUP as Collateral Manager

By:	/s/ Robin C. Stancil ———————————————— Name: Robin C. Stancil Title: Supervisor- Fixed Income Support Team

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

CHARTER VIEW PORTFOLIO
By:	INVESCO SENIOR SECURED MANAGEMENT, INC. As Investment Advisor

By:	/s/ Thomas H.B. Ewald ———————————————— Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

CITICORP INSURANCE AND INVESTMENT TRUST
By:	TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

By:	/s/ Matthew McInerny ———————————————— Name: Matthew McInerny Title: Investment Officer

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

CITICORP, USA INC

By:	/s/ Allen Fisher ———————————————— Name: Allen Fisher Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
By:	TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

By:	/s/ Ronald Carter ———————————————— Name: Ronald Carter Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

COSTANTINUS EATON VANCE CDO V, LTD.
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

DENALI CAPITAL LLC, managing member of DC FUNDING PARTNERS, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/ David Killion ———————————————— Name: David Killion Title: Chief Executive Officer

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

DENALI CAPITAL LLC, managing member of DC FUNDING PARTNERS, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

By:	/s/ David Killion ———————————————— Name: David Killion Title: Chief Executive Officer

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO SENIOR SECURED MANAGEMENT, INC. as Investment Adviser

By:	/s/ Thomas H.B. Ewald ———————————————— Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

DRYDEN IV LEVERAGED LOAN CDO 2003
By:	PRUDENTIAL INVESTMENT MANAGEMENT, INC., as Collateral Manager

By:	/s/ Ross Smead ———————————————— Name: Ross Smead Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

DRYDEN LEVERAGED LOAN CDO 2002-II
By:	PRUDENTIAL INVESTMENT MANAGEMENT, INC., as Collateral Manager

By:	/s/ Ross Smead ———————————————— Name: Ross Smead Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

EATON VANCE CDO III, LTD.
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

EATON VANCE CDO VI LTD.
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

EATON VANCE LIMITED DURATION INCOME FUND
By:	EATON VANCE MANAGEMENT AS IVESTMENT ADVISOR

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

EATON VANCE SENIOR INCOME TRUST
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

EATON VANCE VT FLOATING-RATE INCOME FUND
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

ELF FUNDING TRUST III
By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC, as Attorney-in-Fact

By:	/s/ Robert H. Dial ———————————————— Name: Robert H. Dial Title: Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	NEW YORK LIFE INVESTMENT MANAGEMENT LLC, its Investment Manager

By:	/s/ Robert H. Dial ———————————————— Name: Robert H. Dial Title: Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

ELT LTD.

By:	/s/ Diana M. Himes ———————————————— Name: Diana M. Himes Title: Authorized Agent

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

ENDURANCE CLO I, LTD.
By:	ING Capital Advisors LLC, as Portfolio Manager

By:	/s/ Michael J. Campbell ———————————————— Name: Michael J. Campbell Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:	/s/ Mark Osterheld ———————————————— Name: Mark Osterheld Title: Assistant Treasurer

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

FLAGSHIP CLO 2001-1
By:	Flagship Capital Management, Inc.

By:	/s/ Colleen Cunniffe ———————————————— Name: Colleen Cunniffe Title: Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

FLAGSHIP CLO II
By:	Flagship Capital Management, Inc.

By:	/s/ Colleen Cunniffe ———————————————— Name: Colleen Cunniffe Title: Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

FLEET NATIONAL BANK, a Bank of America company

By:	/s/ Christopher C. Holmgren ———————————————— Name: Christopher C. Holmgren Title: Senior Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

FOREST CREEK CLO, LTD.
By:	Deerfield Capital Management LLC, As its Collateral Manager

By:	/s/ Dale Burrow ———————————————— Name: Dale Burrow Title: Senior Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

FRANKLIN CLO II, LIMITED

By:	/s/ David Ardini ———————————————— Name: David Ardini Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

FRANKLIN CLO IV, LIMITED

By:	/s/ David Ardini ———————————————— Name: David Ardini Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

FRANKLIN FLOATING RATE TRUST

By:	/s/ Richard Hsu ———————————————— Name: Richard Hsu Title: Assistant Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Brian P. Schwinn ———————————————— Name: Brian P. Schwinn Title: Duly Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

STATE STREET BANK AND TRUST COMPANY as Trustee for GMAM GROUP PENSION TRUST I

By:	/s/ Russell Ricciardi ———————————————— Name: Russell Ricciardi Title: CSO

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

STATE STREET BANK AND TRUST COMPANY as Trustee for GENERAL MOTORS WELFARE BENEFIT TRUST

By:	/s/ Russell Ricciardi ———————————————— Name: Russell Ricciardi Title: CSO

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

GRAYSON & CO
By:	BOSTON MANAGEMENT AND RESEARCH As Investment Advisor

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

GULF STREAM ASSET MANAGEMENT LLC

By:	/s/ Mark Abrahm ———————————————— Name: Mark Abrahm Title: Trading/Principal

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Stephen J. Gorczynski ———————————————— Name: Stephen J. Gorczynski Title: First Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

IKB CAPITAL CORPORATION

By:	/s/ Wolfgang W. Boeker ———————————————— Name: Wolfgang W. Boeker Title: Senior Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

INDOSUEZ CAPITAL FUNDING VI, LIMITED
By:	LYON CAPITAL MANAGEMENT LLC, As Collateral Manager

By:	/s/ Alexander B. Kenna ———————————————— Name: Alexander B. Kenna Title: Portfolio Manager

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO SENIOR SECURED MANAGEMENT, INC. As Collateral Manager

By:	/s/ Thomas H.B. Ewald ———————————————— Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

KZH CYPRESSTREE-I LLC

By:	/s/ Joyce Fraser-Bryant ———————————————— Name: Joyce Fraser-Bryant Title: Authorized Agent

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

KZH STERLING LLC

By:	/s/ Joyce Fraser-Bryant ———————————————— Name: Joyce Fraser-Bryant Title: Authorized Agent

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

LANDMARK III CDO LIMITED ALADDIN CAPITAL MANAGEMENT LLC

By:	/s/ William S. Tutkins ———————————————— Name: William S. Tutkins Title: Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

LONG GROVE CLO, LTD.
By:	DEERFIELD CAPITAL MANAGEMENT LLC, As its Collateral Manager

By:	/s/ Dale Burrow ———————————————— Name: Dale Burrow Title: Senior Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

MAGNETITE V CLO, LIMITED

By:	/s/ Tom Colwell ———————————————— Name: Tom Colwell Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ David A. Kavney ———————————————— Name: David A. Kavney Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

MAPLEWOOD (CAYMAN) LIMITED
By:	BABSON CAPITAL MANAGEMENT LLC under delegated authority from MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY As Investment Manager

By:	/s/ William A. Hayes ———————————————— Name: William A. Hayes Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

MARINER CDO 2002, LTD.

By:	/s/ David Mahon ———————————————— Name: David Mahon Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	BABSON CAPITAL MANAGEMENT LLC As Investment Adviser

By:	/s/ William A. Hayes ———————————————— Name: William A. Hayes Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

MORGAN STANLEY PRIME INCOME TRUST

By:	/s/ Elizabeth Bodisch ———————————————— Name: Elizabeth Bodisch Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

MOUNTAIN CAPITAL CLO I LTD.

By:	/s/ Regina Forman ———————————————— Name: Regina Forman Title: Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

MUIRFIELD TRADING LLC

By:	/s/ Diana M. Himes ———————————————— Name: /s/ Diana M. Himes Title: Assistant Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

NAVIGATOR CDO 2003, LTD.

By:	/s/ David Mahon ———————————————— Name: David Mahon Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

NEMEAN CLO, LTD.
By:	ING CAPITAL ADVISORS LLC, As Collateral Manager

By:	/s/ Michael J. Campbell ———————————————— Name: Michael J. Campbell Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

OXFORD STRATEGIC INCOME FUND
By:	EATON VANCE MANAGEMENT As Investment Advisor

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

PACIFICA CDO II, LTD.
By:	ALCENTRA INC. as its Investment Manager

By:	/s/ Dean Kawai ———————————————— Name: Dean Kawai Title: Senior Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

PINEHURST TRADING, INC.

By:	/s/ Diana M. Himes ———————————————— Name: Diana M. Himes Title: Assistant Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

RIVIERA FUNDING LLC

By:	/s/ Diana M. Himes ———————————————— Name: Diana M. Himes Title: Assistant Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

ROSEMONT CLO, LTD.
By:	DEERFIELD CAPITAL MANAGEMENT LLC, As its Collateral Manager

By:	/s/ Dale Burrow ———————————————— Name: Dale Burrow Title: Senior Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

SARATOGA CLO I, LIMITED
By:	INVESCO SENIOR SECURED MANAGEMENT, INC. As Asset Management

By:	/s/ Thomas H.B. Ewald ———————————————— Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

SENIOR DEBT PORTFOLIO
By:	BOSTON MANAGEMENT AND RESEARCH As Investment Manager

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

SEQUILS-CENTURION V, LTD.
By:	AMERICAN EXPRESS ASSET MANAGEMENT GROUP INC., As Collateral Manager

By:	/s/ Robin C. Stancil ———————————————— Name: Robin C. Stancil Title: Supervisor- Fixed Income Support Team

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

SEQUILS-CUMBERLAND I, LTD.
By:	DEERFIELD CAPITAL MANAGEMENT LLC, As its Collateral Manager

By:	/s/ Dale Burrow ———————————————— Name: Dale Burrow Title: Senior Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

SEQUILS-ING I (HBDGM), LTD
By:	ING CAPITAL ADVISORS LLD, As Collateral Manager

By:	/s/ Michael J. Campbell ———————————————— Name: Michael J. Campbell Title: Managing Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

SEQUILS-LIBERTY, LTD.
By:	INVESCO SENIOR SECURED MANAGEMENT, INC. As Collateral Manager

By:	/s/ Thomas H.B. Ewald ———————————————— Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

STANFIELD ARBITRAGE CDO, LTD.
By:	STANFIELD CAPITAL PARTNERS LLC As its Collateral Manager

By:	/s/ Christopher A. Bondy ———————————————— Name: Christopher A. Bondy Title: Partner

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

STANFIELD CLO LTD.
By:	STANFIELD CAPITAL PARTNERS LLC As its Collateral Manager

By:	/s/ Christopher A. Bondy ———————————————— Name: Christopher A. Bondy Title: Partner

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

STEIN ROE & FARNHAM CLO I LTD
By:	COLUMBIA MANAGEMENT ADVISORS, INC. as Portfolio Manager

By:	/s/ Colleen Cunniffe ———————————————— Name: Colleen Cunniffe Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH

By:	/s/ Elizabeth A. Quirk ———————————————— Name: Elizabeth A. Quirk Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

SUNAMERICA SENIOR FLOATING RATE FUND INC.
By:	STANFIELD CAPITAL PARTNERS LLC As Subadvisor

By:	/s/ Christopher A. Bondy ———————————————— Name: Christopher A. Bondy Title: Partner

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

TOLLI & CO.
By:	EATON VANCE MANAGEMENT As Investment Advisor

By:	/s/ Michael B. Botthof ———————————————— Name: Michael B. Botthof Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

TORONTO DOMINION (NEW YORK), INC.

By:	/s/ Gwen Zirkle ———————————————— Name: Gwen Zirkle Title: Vice President

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:	/s/ Brian P. Schwinn ———————————————— Name: Brian P. Schwinn Title: Duly Authorized Signatory

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

THE TRAVELERS INSURANCE COMPANY

By:	/s/ Matthew J. McInerny ———————————————— Name: Matthew J. McInerny Title: Investment Officer

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

TRUMBULL THC, LTD.

By:	/s/ Suzanne Smith ———————————————— Name: Suzanne Smith Title: Attorney-in-Fact

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

VAN KAMPEN SENIOR INCOME TRUST
By:	Van Kampen Investment Advisory Corp.

By:	/s/ Christina Jamieson ———————————————— Name: Christina Jamieson Title: Executive Director

Signature page to
the Second Amendment to the
CONMED Amended and Restated Credit Agreement

VENTURE CDO 2002, LIMITED
By:	MJX ASSET MANAGEMENT LLC, Its Investment Advisor

By:	/s/ Atha Baugh ———————————————— Name: Atha Baugh Title: Director

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

                                      1. Reference is made to Second Amendment, dated as of September 23, 2004, (the “Second Amendment”), to the Amended and Restated Credit Agreement, dated as of June 30, 2003 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CONMED Corporation, a New York corporation, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, as administrative agent (in such capacity, the “Administrative Agent”).

                                      2. Each of the parties hereto hereby agrees, with respect to each Security Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Security Document shall remain in full force and effect on a continuous basis after giving effect to the Second Amendment; and

                                      (b) all of the Liens and security interests created and arising under such Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Second Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Security Documents.

                                      3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                      4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[rest of page intentionally left blank]

                                      IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONMED CORPORATION		ASPEN LABORATORIES, INC.

By:	—————————————— Name: Title:	By:	—————————————— Name: Title:

CONMED ANDOVER MEDICAL, INC.		CONMED INTEGRATED O.R. SOLUTIONS, INC.

By:	—————————————— Name: Title:	By:	—————————————— Name: Title:

ENVISION MEDICAL CORPORATION		LINVATEC CORPORATION

By:	—————————————— Name: Title:	By:	—————————————— Name: Title:

LINVATEC BIOMATERIALS INC.

By:	—————————————— Name: Title: